Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Inc.	Delaware
The Dow Chemical Company	Delaware
AM Robin LLC	Delaware
Warbler I LLC	Delaware
American Mortell Corporation	Texas
Mortell Company	Delaware
Arabian Chemical Company (Latex) Ltd. (1)	Saudi Arabia
Arabian Chemical Company (Polystyrene) Limited (1)	Saudi Arabia
Battleground Water Company	Texas
Chemars III LLC	Delaware
Chemtech II L.P.	Delaware
DCOMCO, Inc.	Delaware
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (Guangzhou) Company Limited	China
Dow Chemical (Shanghai) Company Limited	China
Dow Chemical (Sichuan) Co., Ltd.	China
Dow Chemical (Zhangjiagang) Company Limited	China
Zhejiang Pacific Chemical Corporation	China
Dow Chemical (Singapore) Private Limited	Singapore
Dow Chemical China Holdings Pte. Ltd.	Singapore
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Delaware Corp.	Delaware
Chemtech II L.P.	Delaware
Chemtech Portfolio Inc.	Texas
Chemtech Portfolio II Inc.	Michigan
Dow Chemical International Ltd.	Delaware
Dow Chemical Costa Rica S.A.	Costa Rica
Dow Chemical Thailand Ltd.	Thailand
MTP HPPO Manufacturing Company Limited	Thailand
Dow International Holdings Company	Delaware
Petroquimica-Dow S.A. (Petrodow)	Chile
Univation Technologies, LLC	Delaware
Univation Technologies (Hong Kong) Limited	Hong Kong
Univation (Zhangjiagang) Chemical Company Limited	China
Univation Technologies International, LLC	Delaware
Dow Chemical Kuwait B.V.	Netherlands
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical Telecommunications Corp.	Delaware
Dow Silicones Corporation	Michigan
AM Robin LLC	Delaware
DC Alabama, Inc.	Delaware
DCC Litigation Facility, Inc.	Delaware
Devonshire Underwriters Ltd.	District of Columbia
Dow (Shanghai) Management Co., Ltd.	China
Dow (Zhangjiagang) Holding Co., Ltd.	China
Dow Chemical International Private Limited	India
Dow Corning (Thailand) Limited	Thailand
Dow Corning China Limited	Hong Kong
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Silicones (Zhangjiagang) Co., Ltd.	China
Dow Silicones Deutschland GmbH	Germany
Valley Asset Leasing, LLC	Delaware
Dow Deutschland Inc.	Delaware
Dow Chemical Inter-American Limited	Delaware
Dow Quimica de Colombia S.A.	Colombia
Dow Engineering Company	Delaware
Dow Engineering, Inc.	Michigan
Dow Financial Services Inc.	Delaware
Dow Global Financial Management, Inc.	Delaware
Dow Global Technologies LLC	Delaware
Chemtech Portfolio Inc.	Texas
Dow Technology Investments LLC	Delaware
Dow Hydrocarbons and Resources LLC	Delaware
Cayuse Pipeline, Inc.	Texas
Dow Intrastate Gas Company	Louisiana
Dow Pipeline Company	Texas
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
K/D/S Promix, LLC (1)	Texas
Dow Internacional Mexicana S.A. de C.V.	Mexico
Dow International Holdings Company	Delaware
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
Dow Luxembourg Galaxy Holding S.a.r.l.	Luxembourg
Dow Switzerland Holding GmbH	Switzerland
Dow (Shanghai) Holding Co., Ltd.	China
Dow Corning Silicones Malaysia Sdn. Bhd.	Malaysia
Dow Corning Singapore Pte. Ltd.	Singapore
Dow Corning (Thailand) Limited	Thailand
Dow International Holdings S.A.	Switzerland
Dow Europe Holding B.V.	Netherlands
BASF DOW HPPO B.V. (1)	Netherlands
BASF DOW HPPO Technology B.V. (1)	Netherlands
DoNedPa B.V.	Netherlands
Dow Austria Gesellschaft m.b.H.	Austria
Dow Belgium B.V.B.A.	Belgium
Dow Benelux B.V.	Netherlands
Polyol Belgium B.V.B.A.	Belgium
Terneuzen Partnership Services B.V.	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Valuepark Terneuzen Beheer B.V. (1)	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Dow Chemical Company Limited	United Kingdom
Dow Chemical Services UK Limited	United Kingdom
Dow Limited	United Kingdom
Dow Services Trustees UK Limited	United Kingdom
Dow Trent Limited	United Kingdom
Dow Thames Limited	United Kingdom

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Hyperlast Limited	United Kingdom
Dow UK Limited	United Kingdom
Dow Chemical East Africa Limited	Kenya
Dow Chemical Iberica S.L.	Spain
Terminal de Atraque de Productos Petroquimicos, A.I.E. (1)	Spain
Transformadora de Etileno A.I.E. (1)	Spain
Dow Chemical Korea Limited	Korea
Dow Chemical OOO	Russia
Dow Chemical Romania S.R.L.	Romania
Dow Chemical West Africa Limited	Ghana
Dow Corning Australia Pty. Ltd.	Australia
Dow Corning (Thailand) Limited	Thailand
Dow Corning de Argentina S.R.L.	Argentina
Dow Danmark A/S	Denmark
Dow Europe GmbH	Switzerland
Dow Chemical IMEA GmbH	Switzerland
Dow Egypt Services Limited	Egypt
Dow International Finance S.a.r.l.	Luxembourg
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Hellas A.E.	Greece
Dow Hungary Kft.	Hungary
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow InterBranch B.V.	Netherlands
Dow Benelux Integrated Center B.V.	Netherlands
Dow Chemical East Africa Limited	Kenya
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow Material Sciences Ltd.	Israel
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Morocco SARL	Morocco
Dow Norge A/S	Norway
Dow Quimica de Colombia S.A.	Colombia
Dow Silicones Belgium SPRL	Belgium
PT Rohm and Haas Indonesia	Indonesia
Rohm and Haas International SNC	France
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Santa Vitoria Acucar e Alcool Ltda.	Brazil
Dow Italia s.r.l.	Italy
Dow Italia Divisione Commerciale s.r.l.	Italy
Rohm and Haas Italia S.r.l.	Italy
Dow Material Sciences Ltd.	Israel
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Egypt Services Limited	Egypt
Dow Morocco SARL	Morocco
Dow Olefinverbund GmbH	Germany
Dow Deutschland Anlagengesellschaft mbH	Germany
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow MF Verwaltungs GmbH	Germany
Dow Produktions und Vertriebs GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Pipeline Gesellschaft mbH & Co. KG	Germany
Dow Pipeline Verwaltungsgesellschaft mbH	Germany
Dow Silicones Deutschland GmbH	Germany
ROH Venture GmbH	Germany
Dow Performance Materials (Australia) Pty Ltd	Australia
Dow Polska Sp.z.o.o.	Poland
Dow Portugal - Produtos Quimicos, Sociedade Unipessoal, Lda.	Portugal
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Investment B.V.	Netherlands
Dow Materials Science Saudi Arabia Limited	Saudi Arabia
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Dow Silicones Belgium SPRL	Belgium
Dow Silicones UK Limited	United Kingdom
Dow Southern Africa (Pty) Ltd	South Africa
Dow Starfish Holding B.V.	Netherlands
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Rohm and Haas Kimya Sanayi Limited Sirketi	Turkey
DowAksa Advanced Composites Holdings B.V. (1)	Netherlands
EQUATE Marketing Company E.C. (1)	Bahrain
Finndisp Ltd.	Russia
HPPO Holding & Finance C.V. (1)	Netherlands
MTP HPJV C.V.	Netherlands
MTP HPJV Management B.V.	Netherlands
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Polyol Belgium B.V.B.A.	Belgium
Rohm and Haas (UK) Limited	United Kingdom
Rohm and Haas Denmark Holding Company ApS	Denmark
Rohm and Haas Espana Production Holding, S.L.	Spain
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Europe Services ApS	Denmark
Rohm and Haas Europe Trading ApS	Denmark
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas Electronic Materials Europe Ltd.	United Kingdom
Rohm and Haas International SNC	France
Dow France S.A.S.	France
Rohm and Haas Nederland B.V.	Netherlands
RUS Polyurethanes Holding B.V.	Netherlands
Dow Izolan OOO	Russia
Dow Izolan Ukraine LLC	Ukraine
Dow Silicones (Shanghai) Co., Ltd.	China
Dow Silicones Holding Japan G.K.	Japan
Dow Toray Co., Ltd.	Japan
Site Services Japan, Co., Ltd.	Japan

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Dow Silicones Netherlands Holding B.V.	Netherlands
Dow Chemical Silicones Korea Ltd.	Korea
Dow Siloxane (Zhangjiagang) Holding Co. Private Ltd.	Singapore
Dow Siloxanes (Zhangjiagang) Co., Ltd.	China
DowBrands Inc.	Delaware
Rohm and Haas Company	Delaware
Charles Lennig & Company LLC	Delaware
Rohm and Haas Chile Limitada	Chile
Dow Japan Holdings K.K.	Japan
Dow Chemical Japan Limited	Japan
Japan Acrylic Chemical Co., Ltd.	Japan
ROH Holdings 1, LLC	Delaware
Rohm and Haas Equity Corporation	Delaware
Dow Luxembourg Spectrum Holding S.a.r.l.	Luxembourg
ROH Holdings 2, LLC	Delaware
Rohm and Haas Chemicals LLC	Delaware
Morton International, LLC	Indiana
Rohm and Haas (Far East) Limited	Hong Kong
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas China, Inc.	Delaware
Beijing Eastern Rohm and Haas Company Limited	China
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Shanghai Eastern Rohm and Haas Co., Ltd.	China
Rohm and Haas Denmark Finance A/S	Denmark
Dow Chemical International Private Limited	India
PT Rohm and Haas Indonesia	Indonesia
RH DK Mexico Holding ApS	Denmark
RH DK Vietnam Holdings ApS	Denmark
Rohm and Haas Vietnam Co., Ltd.	Vietnam
Rohm and Haas (China) Holding Co., Ltd.	China
Rohm and Haas (Foshan) Specialty Materials Co., Ltd.	China
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore
Rohm and Haas Denmark China Investment ApS	Denmark
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Texas Incorporated	Texas
Battleground Water Company	Texas
Rohm and Haas Chile Limitada	Chile
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas New Zealand Limited	New Zealand
Dow Chemical Philippines, Inc.	Philippines
Rohm and Haas Quimica Ltda.	Brazil
Dow International Technology Corporation	Delaware
Dow Olefinverbund GmbH	Germany
Dow Peru S.A.	Peru
Dow Quimica Chilena S.A.	Chile
Dow Quimica de Colombia S.A.	Colombia

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Rohm and Haas Colombia Ltda	Colombia
Dow Quimica Mexicana S.A. de C.V.	Mexico
Dow Roofing Systems LLC	Delaware
Dow South Africa Holdings (Pty) Ltd.	South Africa
Sentrachem Limited	South Africa
Cisvaal (Proprietary) Limited	South Africa
Dow Verwaltungsgesellschaft mbH	Germany
DowBrands Inc.	Delaware
DuPont Asia Pacific Limited	Delaware
DuPont (Taiwan) Electronic Materials Limited	Taiwan
DuPont Performance Materials (Shanghai) Co., Ltd.	China
Materials Science (India) Private Limited	India
Performance Material Products Korea Ltd.	Korea
Performance Materials (Australia) Pty Ltd	Australia
Performance Materials (Thailand) Limited	Thailand
Performance Materials Japan Kabushiki Kaisha	Delaware
Dow-Mitsui Polychemicals Company, Ltd (1)	Japan
PM International Holding 3 B.V.	Netherlands
Performance Materials do Brasil Comercio de Plasticos e Polimeros Ltda.	Brazil
SP International Holding 5 B.V.	Netherlands
Performance Materials do Brasil Comercio de Plasticos e Polimeros Ltda.	Brazil
Performance Specialty Products (Hong Kong) Limited	Hong Kong
PM EMEA Holding 2 B.V.	Netherlands
PM EMEA Holding 3 B.V.	Netherlands
PM EMEA Holding 3 B.V.	Netherlands
Performance Materials Rus LLC	Russia
PM International 1 B.V.	Netherlands
Performance Materials Products (Singapore) Pte. Ltd.	Singapore
Performance Materials (Thailand) Limited	Thailand
PM Japan, Inc.	Delaware
PM LATAM, Inc.	Delaware
Performance Materials Argentina SAU	Argentina
Performance Materials Colombia S.A.S.	Colombia
Essex Chemical Corporation	New Jersey
Flexible Products Company	Georgia
Forbanco Inc.	Delaware
General Latex and Chemical Corporation	Massachusetts
GNS Enterprises, LLC	Georgia
GWN Holding, LLC	Delaware
Dow Netherlands Pacific Holding B.V.	Netherlands
Dow Netherlands Tulip Holding B.V.	Netherlands
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia
Dow Chemical (Myanmar) Limited	Myanmar
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical International Private Limited	India
Dow Chemical Pacific Limited	Hong Kong
Dow Chemical Vietnam Limited Liability Company	Vietnam

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
PT Dow Indonesia	Indonesia
Voltas Water Solutions Private Limited (1)	India
Rohm and Haas Canada Investments Limited	Canada
3229809 Nova Scotia Company	Canada
Dow Investment Argentina S.R.L.	Argentina
Dow Quimica Argentina S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
Dow Quimica Argentina S.R.L.	Argentina
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Argentina S.R.L.	Argentina
PBBPolisur S.R.L.	Argentina
Rohm and Haas Canada LP	Canada
3308597 Nova Scotia Company	Canada
Dow Investment Argentina S.R.L.	Argentina
Rohm and Haas Canada LP	Canada
Dow Chemical Canada ULC	Canada
3308597 Nova Scotia Company	Canada
3294027 Nova Scotia Limited	Canada
Dow Netherlands Holding 1 B.V.	Netherlands
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Dow Especialidades Quimicas Ltda.	Brazil
Dow Especialidades Quimicas Ltda.	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
Rohm and Haas Quimica Ltda.	Brazil
Dow Corning de Argentina S.R.L.	Argentina
Dow Quimica de Colombia S.A.	Colombia
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
Palmyra do Brasil Indústria e Comércio de Silício Metálico e Recursos Naturais Ltda.	Brazil
Pétromont and Company, Limited Partnership (1)	Canada
Pétromont Inc. (1)	Canada
SD Group Service Company Limited (1)	Thailand
Siam Polyethylene Company Limited (1)	Thailand
Sentrachem Limited	South Africa
Ifco Inc.	Delaware
Chemtech II L.P.	Delaware
Liana Limited	Delaware
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
Materials Science Holding, LLC	Delaware
Rohm and Haas International Holdings Inc.	Delaware
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical (Australia) Pty Ltd	Australia
Dow Chemical (Myanmar) Limited	Myanmar
Dow Chemical (NZ) Limited	New Zealand
Dow Chemical Bangladesh Private Limited	Bangladesh
Dow Chemical International Private Limited	India
Dow Chemical Korea Limited	Korea
PT Dow Indonesia	Indonesia

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Terneuzen Investments Holding B.V.	Netherlands
Dow Chemical Taiwan Limited	Taiwan
Rohm and Haas Taiwan, Inc.	Taiwan
NuvoSun, Inc.	California
NuvoSun (Shanghai) Co. Ltd.	China
Performance Materials NA, Inc.	Delaware
Performance Science Materials Company	Canada
PM EMEA Holding 1 B.V.	Netherlands
Performance Materials Netherlands B.V.	Netherlands
DuPont Performance Materials Deutschland GmbH	Germany
DuPont Performance Materials Proprietary Limited	South Africa
E&C EMEA Holding 1 B.V.	Netherlands
DuPont Performance Materials International Sarl	Switzerland
Material Science de Mexico DDM, S. de R.L. de C.V.	Mexico
Performance Materials (Thailand) Limited	Thailand
Performance Materials Belgium BVBA	Belgium
PM EMEA Cooperatief U.A.	Netherlands
Performance Materials Bulgaria EOOD	Bulgaria
Performance Materials Czech Republic s.r.o.	Czech Republic
Performance Materials Finland Oy	Finland
Performance Materials France SAS	France
Performance Materials Iberica, S.L.	Spain
Performance Materials Italy srl	Italy
Performance Materials Poland Sp. z o.o.	Poland
Performance Materials Ukraine LLC	Ukraine
Performance Specialty Products Pakistan (Pvt.) Limited	Pakistan
PM EMEA Cooperatief U.A.	Netherlands
DuPont Performance Materials UK Limited	United Kingdom
Performance Materials Belgium BVBA	Belgium
Performance Materials Ukraine LLC	Ukraine
PM EMEA Holding 4 B.V.	Netherlands
Performance Materials Turkey Endustri Urunleri Limited Sirketi	Turkey
PM Mexico, LLC	Delaware
Material Science de Mexico DDM, S. de R.L. de C.V.	Mexico
Material Science Servicos de Mexico DDM, S. de R.L. de C.V.	Mexico
Material Science Servicos de Mexico DDM, S. de R.L. de C.V.	Mexico
POLY-CARB, Inc.	Ohio
Rofan Services LLC	Delaware
H Hotel Holding LLC	Delaware
MVCC Limited Partnership	Delaware
MVCC Limited Partnership	Delaware
Rohm and Haas Colombia Ltda	Colombia
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Santa Vitoria Acucar e Alcool Ltda.	Brazil
Sentrachem US, Inc.	Delaware
Hampshire Holdings, Inc.	Delaware
Hampshire Chemical Corp.	Delaware
Siam Polystyrene Company Limited (1)	Thailand
Siam Styrene Monomer Company Limited (1)	Thailand

Subsidiaries of Dow Inc.	EXHIBIT 21
At December 31, 2019
Location*
This list includes companies for which the effective ownership by Dow Inc. is 50 percent or more.
Siam Synthetic Latex Company Limited (1)	Thailand
Terra Two Taiwan Limited	Taiwan
Tianjin Panda Terminal Holdings Pte. Ltd.	Singapore
Tianjin Panda Terminal (Hong Kong) Limited	Hong Kong
Union Carbide Corporation	New York
Amerchol Corporation	Delaware
Calidria Corporation	Delaware
Carbide Chemical (Thailand) Limited	Thailand
Dow Internacional Mexicana S.A. de C.V.	Mexico
Dow International Holdings Company	Delaware
Dow Quimica Mexicana S.A. de C.V.	Mexico
Global Industrial Corporation	New York
Peñuelas Technology Park LLC	Delaware
Seadrift Pipeline Corporation	Delaware
South Charleston Sewage Treatment Company	West Virginia
UCAR Louisiana Pipeline Company	Delaware
UCAR Pipeline Incorporated	Delaware
Dow Quimica Chilena S.A.	Chile
Dow Peru S.A.	Peru
UCAR Emulsion Systems FZE	Dubai
Umetco Minerals Corporation	Delaware
Predate Properties (Pty) Ltd.	South Africa
Union Carbide Asia Limited	Hong Kong
Union Carbide Asia Pacific, Inc.	Delaware
Union Carbide Chemicals & Plastics Technology LLC	Delaware
Dow Technology Investments LLC	Delaware
Union Carbide Customer Services Pte. Ltd.	Singapore
Union Carbide Middle East Limited	Delaware
Union Carbide Philippines (Far East), Inc.	Philippines
Union Carbide South Africa (Proprietary) Limited	South Africa
Westbridge Insurance Ltd.	Vermont

*	Location of incorporation or organization. Primary location of organization is reported for partnerships.

1.
These companies are 50 percent owned, nonconsolidated affiliates of Dow Inc. and are accounted for using the equity method. Separate financial statements of these companies are not included in this Annual Report on Form 10-K. These companies are not controlled, directly or indirectly, by Dow Inc. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.